RGC Resources

2026 AGA Financial Forum

May 18, 2026



Forward-Looking Statements

The statements in this presentation contain forward-looking statements that relate to future transactions, events or expectations. In addition, Resources may announce or publish forward-looking statements relating to such matters as anticipated financial performance, business prospects and closures, investments, inflation, rate making and other regulatory actions, debt refinancing, technological developments, new products, research and development activities, weather variations, operational impacts and similar matters. These statements are based on management's current expectations and information available at the time of such statements and are believed to be reasonable and are made in good faith. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include, but are not limited to those set forth in the following discussion and within Items 1A "Risk Factors" and 1C "Cybersecurity" of the Company's 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com, as well as an updated risk within Item 1A "Rick Factors" of the Company's March 31, 2026 Form 10-Q. These factors are difficult to predict and many are beyond the Company's control. Accordingly, while the Company believes its forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. When used in the Company's documents or news releases, the words "anticipate," "believe," "intend," "plan," "estimate," "predict," "target," "expect," "objective," "projection," "potential," "forecast," "budget," "assume," "indicate" or similar words or future or conditional verbs such as "will," "would," "should," "can," "could," "may," or "might" are intended to identify forward-looking statements.

Forward-looking statements reflect the Company's current expectations only as of the date they are made. The Company assumes no duty to update these statements should expectations change or actual results differ from current expectations except as required by applicable laws and regulations.

Agenda

- ❑ About RGC
- ❑ Milestones
- ❑ Roanoke Gas
- ❑ RGC Midstream
- ❑ Financials and Capital
- ❑ Why Invest in RGC?



About RGC Resources, Inc.

Nasdaq: RGCO

Publicly traded utility holding company providing energy and related products and services through Roanoke Gas Company and RGC Midstream.

Roanoke Gas

Initiated service in 1883, provides safe, reliable natural gas to more than 64,500 customers in the greater Roanoke Valley in Southwest Virginia.

RGC Midstream owns ≈ 0.73% percent interest in the Mountain Valley Pipeline (MVP).

Organizational Structure

Regulated	Non-Utility
Roanoke Gas An RGC Resources Company	RGC Midstream An RGC Resources Company

Regulated — Roanoke Gas (An RGC Resources Company)

- Local Distribution Company (LDC) in Roanoke, VA
- Founded in 1883

Non-Utility — RGC Midstream (An RGC Resources Company)

- In service: MVP (≈ 0.73%)
- Under construction: Southgate (≈ 0.51%)
- Permitting: Boost (≈ 0.73%)

Milestones since May 2025

- Largest (11.5 DTHs) annual send out in fiscal 2025
- Expedited rate case
  - $4.3M new revenue
  - 9.9% ROE
  - 59% Equity
- Excellent safety record and system reliability
- Refinanced all Midstream debt with maturities 5 to 7 years
- Eliminated final master meters
- New technology infrastructure
  - ERP system – April 2025
  - Updated website – January 2025
  - Revenue system – April 2026

Roanoke Gas



Roanoke Gas Service Territory

- Serve ≈ 64,500 customers
- Customer breakdown


9%
91%
Residential
C&I

- Volume breakdown


33%
67%


Botetourt Co.
Roanoke Co.
City
Mont. Co.
Bedford Co.
Franklin Co.
220


West Virginia
Kentucky
Tennessee
North Carolina
Clifton Forge
Covington
Lynchburg
Dillwyn
Richmond
Farmville
Chester
Petersburg
Hopewell
Williamsburg
Hampton
Cape Charles
Newport News
Norfolk
Portsmouth
Virginia Beach
Suffolk
Chesapeake
Emporia
Franklin
South Boston
South Hill
Danville
John H Kerr Res
Salem
Roanoke
Blacksburg
Radford
Pulaski
Bluefield
Wytheville
Marion
Norton
Bristol
Abingdon
Mt Rogers +5729
Galax
Saluda
Bay
Dismal Swamp

RGC Resources

Roanoke Gas

- VA State Corporation Commission (SCC)
- 9.9% authorized ROE, 59% equity
- Alternative cost recovery mechanisms
  - Weather normalization
  - Revenue sharing
  - Purchase gas adjustment (Qtrly)
  - Infrastructure riders
    - SAVE
    - RNG

Regulated Utility

In business since 1883

Predictable, reliable, stable revenues

Most recent final rate order April 2025

2026 rate case pending

Roanoke Gas RNG Facility

- In service March 2023
- Generating RIN credits
- Rider
- Record RNG production in fiscal 2025



Roanoke Gas Top Customers

Building Materials

Titan America
SDI Steel Dynamics
General Shale

Healthcare

Carilion Clinic
VA U.S. Department of Veterans Affairs Salem VA Medical Center
LewisGale Medical Center HCA Virginia Health System

Transportation

UPS
NS Norfolk Southern

Municipal

Roanoke
Roanoke County VA

Manufacturing

Bimbo
Rowe
Metalsa
Altec
Dynax
Trivium Packaging

Higher Education

Hollins University
Roanoke College

RRHA (2022 – 2025)

- $2.1 million of gross utility plant
- 5 properties
- 211 meters
- Enhanced safety
  - Roanoke Gas owns and operates
  - Master meters retired


Bluestone
Hunt Ave
Landsdowne
Indian Village
James Town

Customer Growth


64,000
63,000
62,000
61,000
60,000
59,000
58,000
COVID limited
non-pay turnoffs
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026F

Volumes & Heating Degree Days



14
12
10
8
6
4
2
-
Millions
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026F
Total Volumes (DTH)
DTH per HDD

RGC Resources

Rate Base


$300
$250
$200
$150
$100
$50
Millions
CAGR 7%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026F

YTD DTHs Delivered


2026
2025
Thousands
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Residential
Commercial
Industrial

2026 vs 2025

Total	**(3)%**
Commercial & Industrial	**(5)%**
Heating Degree Days	**3%**

RGC Resources

Rate Case Update

- ≈ $4.3M incremental annual revenue
- Based on authorized 9.90% ROE
- Rates effective January 2026, subject to refund
- Staff testimony – June
- Hearing – mid-July
- Expect final resolution in Q1 of fiscal 2027

RGC Midstream


DEERE

RGC Midstream

- Equity method investment in MVP
  - Our share of earnings
  - Income from amortization of basis difference from 2022 impairment
  - Modest positive EPS contribution
- Roanoke Gas 15,000 DTHs / day capacity
- Excess cash flows distributed quarterly – $3.6M in 2025
- Southgate
- Boost

Investment in MVP

Joined in 2015

Pipeline completed June 2024

20-year shipper agreements July 2024

2 BCF / day of Marcellus / Utica Basin Gas

Mountain Valley Pipeline


Pennsylvania
Maryland
Ohio
West Virginia
Virginia
North Carolina
Pipeline interconnection
Compressor station
Pipelines
Mountain Valley Pipeline
Equitrans Midstream
Transcontinental Gas Pipeline
Other existing natural gas pipeline

Roanoke Gas Interconnects

RGC Resources

Midstream Debt Refinance

- Completed September 2025
- Refinanced $53M Midstream debt to 2032
  - Existing low-rate, swapped-out rates maintained until maturities
  - Swapped remaining facility at 5.06%
- Established new project LOCs that mature 2030
  - Southgate $1.85M
  - Boost $3.65M

SOUTHGATE

MVP Southgate Proposed Route
(Amendment Application)

- **Interconnect**
- **MVP Southgate Proposed Route**
- **Mountain Valley Pipeline**
- **East Tennessee**



Westlake Corner
North Shore
Union Hall
Snow Creek
Chatham
Reed Creek
Martinsville
Birch
Ridgeway
Danville
Eden
WV
VA
NC

Southgate

- Extends MVP mainline 31 miles into NC
- 550k DTHs / day
- Targeted in-service 2028
- Precedent shipper agreements with:
  - PSNC
  - Duke Energy
- Total project cost: ≈ $404M

MVP BOOST

MVP

EQUITRANS, L.P.

TRANSCO PIPELINE

MVP BOOST COMPRESSOR STATION WORK


WEST VIRGINIA
VIRGINIA

Boost

- Compression to allow 600k DTH additional daily capacity
- Targeted in-service 2028
- Precedent shipper agreements with:
  - EQT Energy
  - PSNC
  - Duke Energy
  - Dominion VA Power
- Total project cost: ≈ $453M

Financials and Capital



Net Income By Year


$14
$12
$10
$8
$6
$4
$2
$0
-$2
Millions
2023
2024
2025
Roanoke Gas
Midstream

EBITDA + MVP Cash[1]



$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
Millions
Received cash distributions from MVP totaling $3.6M
$39.1
2023
2024
2025
Net Income
Interest
Taxes
D&A
Cash from MVP

[1] No reconciliation necessary as all elements are from face of financial statements.

Consolidated Financial Results

For the periods ended March 31,

(Presented in thousands, except per share data)

	Three Months Ended		Year to Date	
	2026	2025	2026	2025
Operating revenues	$ 45,457	$ 36,462	$ 75,717	$ 63,752
Operating expenses	34,173	26,062	57,883	46,024
Operating income	11,284	10,400	17,834	17,728
Earnings of unconsolidated affiliates	904	801	1,731	1,655
Other income, net	692	463	1,197	937
Interest expense	1,586	1,630	3,257	3,410
Income before income taxes	11,294	10,034	17,505	16,910
Income tax expense	2,550	2,358	3,878	3,964
Net income	**$ 8,744**	**$ 7,676**	**$ 13,627**	**$ 12,946**
Basic earnings per share	**$ 0.85**	**$ 0.74**	**$ 1.34**	**$ 1.26**
Diluted earnings per share	**$ 0.84**	**$ 0.74**	**$ 1.31**	**$ 1.26**

Consolidated Balance Sheet

As of March 31,

(Presented in thousands)

	2026	2025
Assets		
Current assets	$ 25,713	$ 25,778
Utility property, net	278,880	267,560
Other non-current assets	32,512	33,083
Total Assets	$ 337,105	$ 326,421
Liabilities and Stockholders' Equity		
Current maturities of long-term debt	$ 17,846	$ 26,600
Other current liabilities	19,489	18,889
Long-term debt, net	128,926	115,227
Deferred credits and other non-current liabilities	46,760	47,872
Total Liabilities	213,021	208,588
Stockholders' Equity	124,084	117,833
Total Liabilities and Stockholders' Equity	$ 337,105	$ 326,421

Roanoke Gas CapEx YTD


$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Millions
2026
2025


Customer Growth & System Expansion $3.2
System Enhancements $2.6
SAVE Rider $4.0

$0.9 million, or 8.2% decrease

CapEx History


$30
$25
$20
$15
$10
$5
$-
Millions
2021
2022
2023
2024
2025

5-year cumulative totals:

SAVE	$	50.0
Customer Growth & System Expansion		32.2
Utility Maintenance		19.6
RNG		8.6
MVP Growth		3.2
Total	**$**	**113.6**

Equity and Debt Profile

Equity:

- Top shareholders:
  - Anita G. Zucker 13%
  - Gabelli Funds 6%
  - Blackrock 4%
  - Columbia Threadneedle 4%
  - Vanguard Group 3%
- 7.2% insider ownership
- $242M Market Capitalization (as of May 8, 2026)
- Common shares issued and outstanding: 10,416,941

Debt:

- Remaining $50M on private shelf facility
- Up to $30M availability on LOC facility – Matures March 2028



On calendar basis
$40
$35
$30
$25
$20
$15
$10
$5
$-
2026
2027
2028
2029
2030
2031
2032
2033
2034
Gas - Bank
Gas - Private
Midstream

Why Invest in RGC?


Texas Tavern
ESTABLISHED 1930
EAT

Outlook and Shareholder Return

- ❑ Growth
- ❑ CapEx
- ❑ EPS

- ❑ Dividends


Proposed SAVE Plan 2024 - 2028

Growth Strategy

- Regulated utility
  - Rate case
  - Fully earning (inflation)
  - Continued investment in plant
- Regional opportunities
  - Franklin (Summit View & Rocky Mount)
  - Montgomery (near-system residential)
  - Botetourt (data-center related)
- MVP
  - Expansion - Southgate
  - Compression - Boost
- Strategic opportunities

Regional Opportunities


Google Parcel
Montgomery. Co.
Summit View
Rocky Mount

Summit View Business Park

- Stik-Pak Solutions
- Continuing economic development interest
- Near commercial and residential



RGC Resources

Rocky Mount


County Of Roanoke
Franklin County
116
122
220
SUMMIT VIEW
Smith Mountain Lake
TOWN OF
ROCKY MOUNT
VIRGINIA
48
40

CapEx Forecast 2026 – 2030



$30
$25
$20
$15
$10
$5
$-
Millions
2026
2027
2028
2029
2030

5-year cumulative totals:

SAVE (Authorized until 2028; beyond needs approval)	$ 29.5
Customer Growth & System Expansion	27.8
Utility Maintenance	53.0
MVP Growth	11.2
Total	**$ 121.5**

RGC Resources

Earnings Per Share



$1.40
$1.37
$1.34
$1.31
$1.28
$1.25
$1.22
$1.19
$1.16
$1.13
$1.10
$1.37
$1.29
$1.31
$1.16
2024 Actual
2025 Actual
2026 Guidance
EPS
Range
Dividend Payout Ratio:
64%
66%

Earnings Per Share – Second-half 2026

- Rate case
- One large customer loss
- Expenses – inflation
  - Depreciation
  - Head count
  - IT systems
  - Property taxes
- Repricing of $15M note (mid-August)

Uncertainties

Inflation	*Economy*	*Rate Case*	*Interest Rates*

RGC Resources

Shareholder Return: Dividends

- 329 consecutive quarterly dividends *(82+ years)*

- Annual dividend increase 22 consecutive years



$0.85
$0.75
$0.65
95.0%
85.0%
75.0%
65.0%
55.0%
$0.78*
$0.79
$0.80
$0.83
$0.87
2022
2023
2024
2025
2026F
Annual Dividend/Share
Payout Ratio

* 2022 excludes non-cash impairment charge

Why Buy RGCO?

Demonstrated Track Record of Delivering Shareholder Value	❑ Total Shareholder Return of 235% since 2010 ❑ 80+ years of consecutive dividend payments ❑ 20+ years of consecutive dividend increases
Highly Stable Business Model	❑ Consistent regulatory environment ❑ Prospective cost recovery mechanisms ❑ 140+ year record of safety, reliability, and profitability
Attractive Fundamental Environment	❑ Natural gas has cost/reliability advantages to other fuels ❑ Natural gas recognized as part of long-term energy solution ❑ AI / data center energy demand significant ❑ Private shelf agreement to support debt capital needs
Significant Growth Potential	❑ Continued steady growth in existing footprint ❑ Regional opportunities in three nearby counties ❑ AI & data centers along with medical fueling local economy ❑ Regional impact of MVP flowing 2B+ Dth/day

RGC Resources®